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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1997

                                 ECHOCATH, INC.
             (Exact name of registrant as specified in its charter)

New Jersey                            0-27380                           22-3273101
(State or other jurisdiction of       (Commission File Number)          (IRS Employer Identification
incorporation)                                                          No.)

P.O. Box 7224, Princeton, NJ                                            08543
(Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code:                      609-987-8400

                                        Not Applicable

          (Former name or former address, if changed from last report)

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Item 5.  Other Events.

               On October 30, 1997 EchoCath, Inc. (the "Company") announced that it had reached a second definitive licensing and development agreement with Medtronic, Inc. pursuant to which Medtronic will license the Company's EchoMark and ColorMark technologies for use in guiding devices during cardiac surgery.
Under the terms of the Agreement, the Company has received an aggregate of approximately $1.8 million in initial payments from Medtronic; $1,000,000 from the sale of 363,636 shares of Class A Common Stock and $800,000 of upfront licensing fees. The license and development agreement also provides for future payments upon product commercialization and a six month option for Medtronic to evaluate the uses of certain other Company technologies for use in cardiovascular surgery under a possible future licensing arrangement. A copy of the press release issued by the Company on October 30, 1997 announcing the license and development agreement with Medtronic is attached as an Exhibit hereto and incorporated by reference herein.

               In a separate matter, on October 30, 1997 the Company amended certain provisions of an agreement dated July 7, 1995 (the "Alliance Agreement") between the Company and Alliance Partners ("Alliance"). Under the terms of the Alliance Agreement, the Company had agreed, among other things, to pay $750,000 to Alliance upon the receipt by the Company of $23,040,000 in proceeds from the exercise of the Company's outstanding Class B Warrants. The $750,000 contingent payment (the "Contingent Payment") is reflected on the Company's balance sheet as a capital contribution subject to repayment. Under the terms of the amendment
(the "Amendment") to the Alliance Agreement, Alliance has agreed to release and discharge the Company from making the Contingent Payment and the Company has agreed to issue to Alliance (i) 50,000 shares of its Class A Common Stock and
(ii) a seven-year option to purchase 50,000 shares of Class A Common Stock at an exercise price of $2.00 per share. Upon closing under the Amendment, the Contingent Payment will be reclassified as equity of the Company. Closing under the Amendment is conditioned upon approval by NASDAQ of the continued listing of the Company's Class A Common Stock in the NASDAQ Small C Market.

               The descriptions contained in this Item 5 of the transactions set forth in the Agreement with Medtronic and the Amendment with Alliance Partners are each qualified in its entirety by reference to the full text of each Agreement, copies of which are filed as Exhibits hereto.

Item 7. Financial Statements and Exhibits.

               The following financial statements and exhibits are filed herewith unless otherwise indicated:

                                    (b)     Pro Forma Financial Information

                      Pro forma condensed balance sheets at September 30, 1997 and August 31, 1997.

                      Pro forma condensed statement of operation for the 3 month period ended August 31, 1997 and the month ended September
                      30, 1997.







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                                 ECHOCATH, INC.

The pro forma Balance Sheet and Statement of Operations gives effect to an agreement entered into October 29, 1997 for an exclusive license and stock purchase agreement with Medtronic, Inc.

The terms of the agreements allow the Company to immediately recognize $800,000 of license fees and record $1,000,000 of equity capital.

The pro forma Balance Sheet also gives effect to the release of a contingent liability of $750,000 in exchange for 50,000 shares of common stock and a warrant to purchase 50,000 shares of class A common stock.







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                                 ECHOCATH, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                             STATEMENT OF OPERATION
                      FOURTH QUARTER ENDED AUGUST 31, 1997
                           AND THE MONTH OF SEPTEMBER
                                   (UNAUDITED)


                                                      FOURTH                           ONE MONTH
                                                      QUARTER                             ENDING
                                                     HISTORIC       AS ADJUSTED      SEPT. 30, 1997
REVENUE:
LICENSE FEES                                           $  --         $  800,000         $ --
PRODUCT SALES                                            5,900            5,900           --
                                                     -----------      ----------      -----------
TOTAL REVENUE                                            5,900          805,900           --
COST OF SALES                                            2,102            2,102           --
                                                     -----------      ----------      -----------
GROSS PROFIT                                             3,798          803,798           --
OPERATING EXPENSES:
R&D                                                    328,985          328,985         129,581
MARKETING AND G&A                                      399,061          399,061         101,909
                                                     -----------      ----------      -----------
TOTAL OPERATING EXPENSES                               728,046          728,046         231,490
                                                     -----------      ----------      -----------
LOSS FROM OPERATIONS                                  (724,248)          75,752        (231,490)
NET INTEREST INCOME (EXPENSE)                            6,278            6,278          (6,542)
                                                     -----------      ----------      -----------
NET INCOME(LOSS)                                     $(717,970)         $82,030       $(238,032)
                                                     ===========      ==========      ==========
NET INCOME(LOSS) PER SHARE                           $    (.32)         $   .04       $    (.07)
SHARES & COMMON SHARE EQUIVALENT                     2,277,000        2,281,496       3,327,000

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                                 ECHOCATH, INC.

                            (FORMERLY ECHOCATH, LTD.)

                        (A Development Stage Enterprise)

                                 BALANCE SHEETS

                                   (UNAUDITED)

                                     ASSETS


                                                                       August 31, 1997                      September 30, 1997
                                                                       ---------------                      ------------------
                                                                   Historic        As Adjusted           Historic     As Adjusted
                                                                   --------        -----------           --------     ------------
Current assets:
     Cash and cash equivalents                                     $  788,933       $ 2,588,933      $    588,517     $  2,388,517
     Inventory                                                        200,565           200,565           203,248          203,248
     Prepaid expenses                                                 109,994           109,994            99,136           99,136
                                                                  -----------       -----------       -----------      -----------
                     Total current assets                           1,099,492         2,899,492           890,901        2,690,901
     Furniture, equipment and leasehold improvements, net             324,243           324,243           315,827          315,827
     Intangible assets, net                                           264,076           264,076           263,225          263,225
     Other assets                                                      27,827            27,827            27,827           27,827
                                                                  -----------       -----------       -----------      -----------
                                                                  $ 1,715,638       $ 3,515,638       $ 1,497,780      $ 3,297,780
                                                                  ===========       ===========       ===========      ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:

     Note Payable                                                 $   540,000        $  540,000       $  540,000        $  540,000
     Accounts payable                                                  90,270            90,270           81,230            81,230
     Accrued expenses                                                 373,145           373,145          405,398           405,398
     Obligations under capital leases, current portion                 25,852            25,852           25,281            25,281
                                                                  -----------       -----------       -----------      -----------
                     Total current liabilities                      1,029,267         1,029,267        1,051,909         1,051,909
Obligations under capital leases                                       28,702            28,702           27,336            27,336
Other liabilities                                                      87,519            87,519           86,362            86,362
                                                                  -----------       -----------       -----------      -----------
                     Total liabilities                              1,145,488         1,145,488        1,165,607         1,165,607
                                                                  -----------       -----------       -----------      -----------
Capital contribution subject to repayment                             750,000           --               750,000            --
                                                                  -----------       -----------       -----------      -----------
Stockholders' equity:
     Preferred stock, no par value, 5,000,000 shares
     authorized;
       280,000 shares of Series B Cumulative
       Convertible issued and outstanding,
       senior in liquidation to Class A and Class B
       Common Stock, (liquidation value $1,400,000)                 1,356,089         1,356,089        1,356,089         1,356,089
     Class A Common Stock, no par value, 18,500,000 shares
     authorized;
       1,615,331 issued and outstanding historic and
       2,028,967 issued as adjusted                                 6,198,611         7,198,611        6,198,667         7,198,667
     Class B Common Stock, no par value, 1,500,000 shares
     authorized;
       1,494,669 shares issued and outstanding, convertible
       into one share of Class A Common Stock                       3,273,470         4,023,470        3,273,470         4,023,470
     Deficit accumulated during the development stage             (11,008,020)      (10,208,020)     (11,246,053)      (10,446,053)
                                                                  -----------       -----------       -----------      -----------
                     Total stockholders' equity (Deficit)           (179,850)         2,370,150         (417,827)        2,132,173
                                                                  -----------       -----------       -----------      -----------
                                                                  $ 1,715,638       $ 3,515,638      $  1,497,780      $ 3,297,780
                                                                  ===========       ===========      =============     ============

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               (c)    Exhibits:

                      99.1 Text of Press Release dated, October 29, 1997 issued by the Company with respect to Medtronic transaction.

                      99.2 Subscription Agreement dated October 29, 1997 by and between the Company and Medtronic Asset
                             Management, Inc.

                      99.3   License and Development Agreement dated October 29,
                             1997 by and between the Company and Medtronic, Inc.

                      99.4 Agreement dated October 30, 1997 by and between the Company and Alliance Partners.



                                    -2-




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                                          Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ECHOCATH, INC.

                                 By:  /s/Frank DeBernardis
                                    _____________________________
                                    Frank DeBernardis
                                    President, Chief Executive Officer,
                                    Principal Financial and Accounting Officer

Date:  October 31, 1997
                                      -3-








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                                  EXHIBIT INDEX

Exhibit

------------------------------------------------------------------------------

99.1 Text of Press Release dated October 29, 1997 issued by the Company with respect to the Medtronic transaction.

99.2    Subscription Agreement dated October 29, 1997 by and between the
        Company and Medtronic Asset Management, Inc.

99.3 License and Development Agreement dated October 29, 1997 by and between the Company and Medtronic, Inc.

99.4 Agreement dated October 30, 1997 by and between the Company and Alliance Partners.

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